Financial Investors Trust

Vulcan Small Cap Fund

(the "Fund")

Supplement Dated September 29, 2023

To The Summary Prospectus, Prospectus, and Statement of Additional Information ("SAI"),

each Dated August 31, 2023

Effective October 1, 2023, each class the Fund will re-open to purchases from new shareholders. Accordingly, the following changes are effective as of such date:

The first paragraph in the "Purchase and Sale of Fund Shares" section of the Summary Prospectus and the Summary Section of the Prospectus is hereby deleted in its entirety.

The first three paragraphs in the "Buying, Exchanging and Redeeming Shares – Buying Shares" section of the Fund's Prospectus are deleted in their entirety.

The fourth paragraph in the "Buying, Exchanging and Redeeming Shares – Buying Shares" section of the Fund's Prospectus is deleted in its entirety and replaced with the following:

"The Vulcan Funds retain the right to limit inflows into the Vulcan Funds."

The second, third, and fourth paragraphs in the "Purchase, Exchange & Redemption of Shares" section of the Fund's SAI are deleted in their entirety.

The fifth paragraph in the "Purchase, Exchange & Redemption of Shares" section of the Fund's SAI is deleted in its entirety and replaced with the following:

"The Vulcan Funds retain the right to limit inflows into the Vulcan Funds."

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE